    As filed with the Securities and Exchange Commission on September 28, 1994
                                                   Registration No. 33-
================================================================================
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _______________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            _______________________
                          CORAM HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                                  33-0615337
(State or other jurisdiction                                            (IRS Employer Identification No.)
of incorporation or organization)

           4675 MACARTHUR COURT, SUITE 1250, NEWPORT BEACH, CA 92660
             (Address of principal executive offices)    (Zip Code)
                            ________________________
                          CORAM HEALTHCARE CORPORATION
                     1994 STOCK OPTION/STOCK ISSUANCE PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                              HEALTHINFUSION, INC.
                           (Full title of the plans)
                            _______________________
                                JAMES M. SWEENEY
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          CORAM HEALTHCARE CORPORATION
           4675 MACARTHUR COURT, SUITE 1250, NEWPORT BEACH, CA 92660
                    (Name and address of agent for service)
                                 (714) 955-8776
         (Telephone number, including area code, of agent for service)
                            ________________________
                        CALCULATION OF REGISTRATION FEE

                                                          Proposed           Proposed
  Title of                                                 Maximum           Maximum
 Securities                           Amount              Offering          Aggregate            Amount of
    to be                             to be                 Price            Offering           Registration
 Registered                       Registered(1)         per Share(2)         Price(2)               Fee
 ----------                       -------------         ------------        ----------         -------------
Options to Purchase
Common Stock :
1994 Stock Option/                 7,600,000                 N/A                    N/A                   N/A
Stock Issuance Plan
HealthInfusion, Inc.                 289,779                 N/A                    N/A                   N/A
Amended and Restated Stock
Option Plan
Common Stock,
$0.001 par value
1994 Stock Option/                  7,600,000            $18.3125(2)      $139,175,000.00(2)       $47,991.38
Stock Issuance Plan
Employee Stock Purchase Plan          300,000            $18.3125(2)        $5,493,750.00(2)        $1,894.40
HealthInfusion, Inc.                  289,779              $13.77(3)        $3,990,256.83(3)        $1,375.95
Amended and Restated Stock
Option Plan
                                                                 Aggregate Registration Fee        $51,261.73
                                                                                                   ==========
==============================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1994 Stock Option/Stock Issuance Plan, the Employee Stock Purchase Plan and the HealthInfusion, Inc. Amended and Restated Stock Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of the Registrant on September 23, 1994 as reported by the New York Stock Exchange.
(3) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the weighted average exercise price of the outstanding options.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference

                 Coram Healthcare Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Current Report on Form 8-K, filed September 14, 1994.

         (b) The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1994.

         (c)     The Registrant's Current Report on Form 8-K, filed July 15,
                 1994.

         (d)     (1)  The following documents previously filed with the
                      Commission by the Registrant's subsidiary T2 Medical,
                      Inc.:

                      (i) Annual Report on Form 10-K for the fiscal year
                          ended September 30, 1993;

                      (ii) Amendment to Annual Report on Form 10-K/A filed
                           with the Commission on January 28, 1994;

                     (iii) Quarterly Report on Form 10-Q for the fiscal
                           quarter ended December 31, 1993; and

                      (iv) Quarterly Report on Form 10-Q for the fiscal
                           quarter ended March 31, 1994.

                 (2) The following documents previously filed with the Commission by the Registrant's subsidiary
                      HealthInfusion, Inc.:

                      (i) Annual Report on Form 10-K for the fiscal year
                          ended December 31, 1993; and

                      (ii) Quarterly Report on Form 10-Q for the fiscal
                           quarter ended March 31, 1994.

                  (3) The following documents previously filed with the
                      Commission by the Registrant's subsidiary Medisys,
                      Inc.:

                      (i) Annual Report on Form 10-K for the fiscal year
                          ended December 31, 1993; and

                      (ii) Quarterly Report on Form 10-Q for the fiscal
                           quarter ended March 31, 1994.

                   (4) The following documents previously filed with the
                       Commission by the Registrant's subsidiary Curaflex Health Services, Inc.:

                      (i) Annual Report on Form 10-K for the fiscal year
                          ended December 31, 1993; and

                     (ii) Quarterly Report on Form 10-Q for the fiscal
                          quarter ended March 31, 1994.

            (e)    (1) The Registrant's Proxy Statement filed with the
                       Commission on June 3, 1994 pursuant to Section 14(a) of the Securities and Exchange Act of 1934 (the "1934 Act") in connection with the Registrant's Registration Statement No. 33-53957 on Form S-4, as amended by Post-Effective Amendments Numbers 1, 2 and 3 filed with the Commission on June 7, 1994, June 17, 1994 and August 12, 1994, respectively, in which





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
         there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                 All reports and definitive proxy or information statements of Registrant filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 4.  Description of Securities

                 Not applicable.


Item 5.   Interests of Named Experts and Counsel

                 Not applicable.


Item 6.  Indemnification of Directors and Officers

                 As permitted by the Delaware General Corporation Law, the Registrant's Certificate of Incorporation eliminates the liability of directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent otherwise required by the Delaware General Corporation Law.

                 The Registrant's Bylaws provide that the Registrant will indemnify each person who was or is made a party to any proceeding by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant against all expense, liability and loss reasonably incurred or suffered by such person in connection therewith to the fullest extent authorized by the Delaware General Corporation Law.


Item 7.  Exemption from Registration Claimed

                 Not Applicable.


Item 8.  Exhibits

 Exhibit Number      Exhibit
 --------------      -------

     5               Opinion and Consent of Brobeck, Phleger & Harrison.
    23.1             Consent of Independent Auditors - Deloitte & Touche LLP.
    23.2             Consent of Independent Auditors - KPMG Peat Marwick LLP.
    23.3             Consent of Independent Auditors - Arthur Andersen LLP.
    23.4             Consent of Independent Auditors - Coopers & Lybrand L.L.P.
    23.5             Consent of Brobeck, Phleger & Harrison is contained in Exhibit 5.
    24               Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
    99.1             1994 Stock Option/Stock Issuance Plan.
    99.2             Notice of Grant of Stock Option and Stock Option Agreement (Discretionary Option  Grant Program).
    99.3             Addendum to Stock Option Agreement (Special Tax Elections).
    99.4             Addendum to Stock Option Agreement (Involuntary Termination following Change in Control).
    99.5             Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
    99.6             Addendum to Stock Option Agreement (Financial Assistance).





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

    99.7             Notice of Grant of Stock Option and Stock Option Agreement (Automatic Option Grant Program).
    99.8             Stock Option Agreement - James M. Sweeney.
    99.9             Stock Option Agreement - Charles A. Laverty.
    99.10            Stock Option Agreement - Tommy H. Carter.
    99.11            Stock Issuance Agreement.
    99.12            Addendum to Stock Issuance Agreement (Special Tax Elections).
    99.13            Addendum to Stock Issuance Agreement (Involuntary Termination following Change in Control).
    99.14            Employee Stock Purchase Plan.
    99.15            Stock Purchase Agreement.
    99.16            Enrollment Form.
    99.17            HealthInfusion, Inc. Amended and Restated Stock Option
                     Plan - Incorporated by reference to Exhibit 10.21 to the
                     Registration Statement Number 33-44020 on Form S-8 filed
                     with the Commission on November 21, 1991 by
                     HealthInfusion, Inc.
    99.18            Form of Stock Option Assumption Agreement for Options
                     issued pursuant to the HealthInfusion, Inc. Amended
                     and Restated Stock Option Plan.

Item 9.  Undertakings.

                     A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"), (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into the Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and
(3) to remove from registration by means of a post- effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1994 Stock Option/Stock Issuance Plan, Employee Stock Purchase Plan and the HealthInfusion, Inc. Amended and Restated Stock Option Plan.

                     B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                     C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.





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
                                   SIGNATURES

                     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ontario, State of California, on this 14th of September 1994.

                                        Coram Healthcare Corporation

                                        By /s/James M. Sweeney
                                           ----------------------------------
                                              James M. Sweeney
                                              Chief Executive Officer and
                                              Chairman of the Board of
                                              Directors


                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                 That the undersigned officers and directors of Coram Healthcare Corporation, a Delaware corporation, do hereby constitute and appoint James M. Sweeney and Sam R. Leno, and each of them, the lawful attorneys and agents, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                 IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signatures                                      Title                                         Date
- ----------                                      -----                                         ----



/s/James M. Sweeney                             Chief Executive Officer                       September 14, 1994
- ----------------------------------              and Chairman of the Board
James M. Sweeney                                of Directors (Principal
                                                Executive Officer)



/s/Sam R. Leno                                  Chief Financial Officer                       September 14, 1994
- ----------------------------------              (Principal Financial and
Sam R. Leno                                     Accounting Officer)





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

Signatures                                      Title                                         Date
- ----------                                      -----                                         ----


/s/Tommy H. Carter                              Vice Chairman of the                          September 14, 1994
- ----------------------------------              Board of Directors
Tommy H. Carter



/s/Miles E. Gilman                              Director                                      September 14, 1994
- ----------------------------------
Miles E. Gilman



/s/Charles A. Laverty                           Director                                      September 14, 1994
- ----------------------------------
Charles A. Laverty


/s/L. Peter Smith                               Director                                      September 14, 1994
- ----------------------------------
L. Peter Smith



/s/Richard A. Fink                              Director                                      September 14, 1994
- ----------------------------------
Richard A. Fink



/s/Stephen G. Pagliuca                          Director                                      September 14, 1994
- ----------------------------------
Stephen G. Pagliuca





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

                      SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.

                                   EXHIBITS

                                      TO

                                   FORM S-8

                                    UNDER

                            SECURITIES ACT OF 1933

                         CORAM HEALTHCARE CORPORATION

                                EXHIBIT INDEX

 Exhibit Number      Exhibit
 --------------      -------

     5               Opinion and Consent of Brobeck, Phleger & Harrison.
    23.1             Consent of Independent Auditors - Deloitte & Touche LLP.
    23.2             Consent of Independent Auditors - KPMG Peat Marwick LLP.
    23.3             Consent of Independent Auditors - Arthur Andersen LLP.
    23.4             Consent of Independent Auditors - Coopers & Lybrand L.L.P.
    23.5             Consent of Brobeck, Phleger & Harrison is contained in Exhibit 5.
    24               Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
    99.1             1994 Stock Option/Stock Issuance Plan.
    99.2             Notice of Grant of Stock Option and Stock Option Agreement (Discretionary Option  Grant Program).
    99.3             Addendum to Stock Option Agreement (Special Tax Elections).
    99.4             Addendum to Stock Option Agreement (Involuntary Termination following Change in Control).
    99.5             Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
    99.6             Addendum to Stock Option Agreement (Financial Assistance).
    99.7             Notice of Grant of Stock Option and Stock Option Agreement (Automatic Option Grant Program).
    99.8             Stock Option Agreement - James M. Sweeney.
    99.9             Stock Option Agreement - Charles A. Laverty.
    99.10            Stock Option Agreement - Tommy H. Carter.
    99.11            Stock Issuance Agreement.
    99.12            Addendum to Stock Issuance Agreement (Special Tax Elections).
    99.13            Addendum to Stock Issuance Agreement (Involuntary Termination following Change in Control).
    99.14            Employee Stock Purchase Plan.
    99.15            Stock Purchase Agreement.
    99.16            Enrollment Form.
    99.17            HealthInfusion, Inc. Amended and Restated Stock Option
                     Plan - Incorporated by reference to Exhibit 10.21 to the
                     Registration Statement Number 33-44020 on Form S-8 filed
                     with the Commission on November 21, 1991 by
                     HealthInfusion, Inc.
    99.18            Form of Stock Option Assumption Agreement for Options
                     issued pursuant to the HealthInfusion, Inc. Amended
                     and Restated Stock Option Plan.





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